19788132
19788132
Chase
2
DELINQ(149/149)
MN
12/1/2004
5/17/2005
$123,000.00
$105,000.00
$24,430.00
$24,327.02
99.31%
116.23%
-14.63%
Conventional
w/o PMI
4/8/2005
$97,720.00
19823111
19823111
Chase
2
DELINQ(179/179)
MI
1/1/2005
5/16/2005
$195,000.00
$175,000.00
$39,000.00
$38,911.79
100.00%
111.37%
-10.25%
Conventional
w/o PMI
4/8/2005
$156,000.00
Watch List Report
Date: 8/30/2005 1:22:40 PM Deal Number: SASCO 2005-NC1 Report As of: 7/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 1 of 1 (2 records returned)
Watch List Report
Date: 8/30/2005 1:22:40 PM Deal Number: SASCO 2005-NC1 Report As of: 7/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 1 of 1 (2 records returned)